Share-Based Compensation	12 Months Ended
Dec. 31, 2022
Share-Based Payment Arrangement, Recognized Amount [Abstract]
Share-Based Compensation	Share-Based Compensation
We adopted the QIAGEN N.V. Amended and Restated 2005 Stock Plan (the 2005 Plan) in 2005 and the QIAGEN N.V. 2014 Stock Plan (the 2014 Plan) in 2014. The 2005 Plan expired by its terms in April 2015 and no further awards will be granted under the 2005 Plan. The plans allow for the granting of stock rights and incentive stock options, as well as non-qualified options, stock grants and stock-based awards, generally with terms of up to 3 years, with previous grants through 2020 having terms of 5 years subject to earlier termination in certain situations. The vesting and exercisability of certain stock rights will be accelerated in the event of a Change of Control, as defined in the plans. All option grants have been at the market value on the grant date or at a premium above the closing market price on the grant date. We issue Treasury Shares to satisfy option exercises and award releases and had approximately 11.8 million Common Shares reserved and available for issuance under the 2005 and 2014 Plans at December 31, 2022.
Stock Options
We have not granted stock options since 2013. A summary of the status of employee stock options as of December 31, 2022 and changes during the year then ended is presented below:

All Employee Options	Number of Shares (in thousands)	Weighted Average Exercise Price	Weighted Average Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2022	18	$17.79
Exercised	(7)	$16.55
Expired	(2)	$18.68
Outstanding at December 31, 2022	9	$18.68	0.41	$272
Vested at December 31, 2022	9	$18.68	0.41	$272
Vested and expected to vest at December 31, 2022	9	$18.68	0.41	$272
The total intrinsic value of options exercised during the years ended December 31, 2022, 2021 and 2020 was $0.2 million, $14.4 million and $6.5 million, respectively. The actual tax benefit for the tax deductions from option exercises totaled $0.1 million, $2.2 million and $1.3 million during the years ended December 31, 2022, 2021 and 2020, respectively. At December 31, 2022, there was no unrecognized share-based compensation expense related to employee stock option awards.
At December 31, 2022, 2021 and 2020, 9 thousand, 18 thousand and 0.4 million options were exercisable at a weighted average price of $18.68, $17.79 and $19.28 per share, respectively. The options outstanding at December 31, 2022 expire in 2023.
Stock Units
Stock units represent rights to receive Common Shares at a future date and include restricted stock units which are subject to time-vesting only and performance stock units which include performance conditions in addition to time-vesting. The final number of performance stock units earned is based on the performance achievement which for some grants can reach up to 200% of the granted shares. There is no exercise price and the fair market value at the time of the grant is recognized over the requisite vesting period. The fair market value is determined based on the number of stock units granted and the market value of our shares on the grant date. Pre-vesting forfeitures were estimated to be approximately 6.9%. At December 31, 2022, there was $79.7 million remaining in unrecognized compensation cost including estimated forfeitures related to these awards, which is expected to be recognized over a weighted average period of 1.58 years. The weighted average grant date fair value of stock units granted during the years ended December 31, 2022, 2021 and 2020 was $45.49, $48.77 and $36.92, respectively. The total fair value of stock units that vested during the years ended December 31, 2022, 2021 and 2020 was $55.8 million, $52.6 million and $29.3 million, respectively.
A summary of stock units as of December 31, 2022 and changes during the year are presented below:

Stock Units	Stock Units (in thousands)	Weighted Average Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2022	3,981
Granted	955
Vested	(1,164)
Forfeited	(1)
Outstanding at December 31, 2022	3,771	1.58	$188,036
Vested and expected to vest at December 31, 2022	3,467	1.55	$172,922
We net share settle for the tax withholding upon the vesting of awards. Shares are issued on the vesting dates net of the applicable statutory tax withholding to be paid by us on behalf of our employees. As a result, fewer shares are issued than the number of stock units outstanding. We record a liability for the tax withholding to be paid by us as a reduction to treasury shares.
Compensation Expense
Share-based compensation expense before taxes for the years ended December 31, 2022, 2021 and 2020 totaled approximately $49.5 million, $38.4 million and $40.9 million, respectively, as shown in the table below.

(in thousands)	2022	2021	2020
Cost of sales	$2,577	$40	$2,897
Research and development	6,504	4,909	7,014
Sales and marketing	16,076	13,630	15,889
General and administrative	24,350	19,812	15,136
Share-based compensation expense	49,507	38,391	40,936
Less: Income tax benefit (1)	10,703	8,956	9,552
Net share-based compensation expense	$38,804	$29,435	$31,384
(1)Does not include the excess tax benefit realized for the tax deductions of the share-based payment arrangements which totaled $2.7 million, $6.5 million and $2.5 million, respectively, for the years ended December 31, 2022, 2021 and 2020.
The lower share-based compensation expense in cost of sales in 2021 resulted from forfeitures upon the separation of an executive who received a cash severance payment in lieu of accelerated vesting upon separation per the terms of the arrangement. The cash separation accrual offset the share-based compensation forfeiture.